UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 1, 2022

Ra Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5857 Owens Drive, Suite 300

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

(760) 804-1648

(Registrant’s telephone number, including area code)

2070 Las Palmas Drive, Carlsbad, California 92011

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RMED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 8.01. Other Events.

Press Release

On December 1, 2022, Ra Medical Systems, Inc. (“Ra Medical” or the “Company”) and Catheter Precision, Inc. (“Catheter” or “Catheter Precision”) issued a joint press release announcing the performance of more than 800 procedures in a number of leading U.S. and European hospitals utilizing the VIVO™ System that enables physicians to noninvasively identify an area of ventricular onset. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

On September 12, 2022, Ra Medical announced entering into an Agreement and Plan of Merger (the “Merger Agreement”) with privately held Catheter, a medical device and technology company focused in the field of cardiac electrophysiology. Under the terms of the Merger Agreement, Catheter will become a wholly owned subsidiary of Ra Medical in a stock-for-stock reverse merger transaction (the “Merger”). If completed, the Merger will result in a combined publicly traded company that will focus on the cardiac electrophysiology market, one of the most robust and growing areas of medical devices.

The Merger is currently expected to close before the end of 2022 or during the first quarter of 2023, subject to satisfying certain closing conditions, including the receipt of shareholder approval. The descriptions of the Merger, the proposals to be voted on in connection with the Merger at the Ra Medical Special Meeting of Stockholders, Catheter and the other transactions and matters contemplated thereby that are referenced herein do not purport to be complete and are qualified in their entirety by reference to the Company’s Reports filed with the Securities and Exchange Commission (“SEC”), including the Current Reports on Form 8-K filed on September 12, 2022 and September 2, 2022, the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022 and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available on the SEC website, as well as the Company’s preliminary proxy statement relating to the Merger with Catheter Precision that was filed with the SEC on September 23, 2022, as amended on November 4, 2022, as further described below.

This communication relates to the proposed Merger involving Catheter and the Company and may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed Merger between Catheter and the Company, on September 23, 2022, the Company filed a preliminary proxy statement with the SEC, as amended on November 4, 2022, and intends to file a definitive proxy statement (the “Definitive Proxy”) to call, give notice of and hold a meeting of its stockholders to vote to approve, among other matters, (a) the Merger, and (b) the issuance of the shares of the Ra Medical Common Stock to be issued pursuant to the terms of the Merger Agreement. This communication is not a substitute for the Definitive Proxy or any other documents that the Company may file with the SEC or send to the Company’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS MAY OBTAIN FREE COPIES OF THESE DOCUMENTS (WHEN THEY ARE AVAILABLE) AND OTHER RELATED DOCUMENTS FILED WITH THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV, AND ON RA MEDICAL’S INVESTOR RELATIONS WEB PAGE AT HTTPS://IR.RAMED.COM/.

Catheter Precision also intends to furnish an information statement and consent solicitation to its stockholders in connection with the proposed Merger as part of the PPM/Joint Information Statement (as defined below). The only matters that the Company is seeking approval for at the Special Meeting of Stockholders are the matters that are set forth in the Definitive Proxy.

The Definitive Proxy and PPM/Joint Information Statement will contain important information about Catheter Precision, the proposed Merger and related matters.  In addition, on September 12, 2022, the Company  filed a Current Report on Form 8-K that included certain audited financial statements of Catheter Precision for the two-year period ended December 31, 2021 (the “Catheter Audited Financial Statements”), the unaudited financial statements of Catheter Precision for the periods ended June 30, 2022 and June 30, 2021 (the “Catheter Precision Unaudited Financial Statements and together with the Catheter Precision Audited Financial Statements, the “Catheter Precision Financial Statements”), and the unaudited pro forma combined financial information of the combined company as of June 30, 2022 and for the year ended December 31, 2021 and the six months ended June 30, 2022 (the “Pro Forma Financial Information,” and collectively with the Catheter Precision Financial Statements, the “Financial Information”).

Ra Medical intends to mail the Definitive Proxy to Ra Medical stockholders, and Catheter Precision intends to electronically disseminate the PPM/Joint Information Statement. INVESTORS AND SECURITYHOLDERS OF RA MEDICAL AND CATHETER PRECISION ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RA MEDICAL, CATHETER PRECISION AND THE PROPOSED MERGER. THIS COMMUNICATION IS NOT A SUBSTITUTE FOR THE PPM/JOINT INFORMATION STATEMENT, THE DEFINITIVE PROXY, THE CURRENT REPORTS ON FORM 8-K, INCLUDING THE CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 12, 2022, THE COMPANY’S QUARTERLY REPORT FOR THE PERIOD ENDED SEPTEMBER 30, 2022, OR ANY OTHER DOCUMENTS THAT RA MEDICAL AND/OR CATHETER PRECISION MAY FILE WITH THE SEC OR SEND TO THEIR RESPECTIVE SECURITYHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITYHOLDERS MAY OBTAIN FREE COPIES OF RA MEDICAL’S DOCUMENTS FILED WITH THE SEC, ONCE AVAILABLE, ON THE RA MEDICAL WEBSITE OR ON THE SEC’S WEBSITE.

The unaudited pro forma combined financial information does not purport to represent the actual results of operations that the Company and Catheter Precision would have achieved had the companies been combined during the periods presented in the unaudited pro forma combined financial statements and is not intended to project the future results of operations that the combined company may achieve after the Merger. The unaudited pro forma combined financial information does not reflect any potential cost savings that may be realized as a result of the Merger and also does not reflect any restructuring or integration-related costs to achieve those potential cost savings.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The shares of Common Stock being issued in the Merger (the “Securities”) are being offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof. Catheter Precision and Ra Medical intend to distribute a Private Placement Memorandum/Joint Information Statement (the “PPM/Joint Information Statement”) to the stockholders of Catheter Precision, and Catheter Precision stockholders are encouraged to carefully read the PPM/Joint Information Statement, together with Ra Medical’s SEC filings, which will contain important information concerning the transaction.

The Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Participants in the Solicitation

Catheter, the Company, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 which was filed with the SEC on March 24, 2022, the Company’s definitive proxy statement for its annual meeting of stockholders filed on April 21, 2022, and in subsequent filings made by the Company with the SEC. OTHER INFORMATION REGARDING THE INTERESTS OF SUCH INDIVIDUALS, AS WELL AS INFORMATION REGARDING CATHETER’S DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE PROPOSED TRANSACTION, WILL BE SET FORTH IN THE DEFINITIVE PROXY AND OTHER RELEVANT MATERIALS TO BE FILED WITH THE

SEC WHEN THEY BECOME AVAILABLE. YOU MAY OBTAIN FREE COPIES OF THESE DOCUMENTS AT THE SEC’S WEBSITE AT WWW.SEC.GOV, AND ON RA MEDICAL’S INVESTOR RELATIONS WEB PAGE AT HTTPS://IR.RAMED.COM/.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed Merger, future access to capital markets, and the plans and expectations of the combined company regarding Catheter’s products, including its plans, strategies, projected timelines and estimated markets, for and/or related to VIVO and the Amigo and vessel closure devices described in the exhibits hereto. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger and the ability of the Company to timely and successfully achieve the anticipated benefits of the Merger, including the ability of the combined company to access the capital markets at such times and in such amounts, and on such terms, as needed to meet the Net Cash requirements of the Merger Agreement, execute its future business strategies and maintain its listing on the NYSE American or other national stock exchange, potential application of SEC and/or exchange “shell company” rules, and the ability of the combined company to successfully pursue its product lines in the manner and in the timeframe described here. The Merger Agreement contains certain closing conditions, including a minimum prevailing stock price for Ra Medical and Net Cash amount at closing, which do not constitute representations or covenants of either party, and are subject to waiver by the parties.  If Ra Medical’s stock price drops below certain levels, the amount of merger consideration, if any, received by Catheter stockholders will be adversely impacted. The parties have reserved the right to waive conditions to the closing of the Merger, including the stock price condition, and revise the Merger Agreement. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, Exhibits 99.7 and 99.8 attached to the Company’s Preliminary Proxy Statement filed on September 23, 2022, as amended on November 4, 2022, Current Report on Form 8-K filed on September 12, 2022, any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov, and in the Definitive Proxy, when filed.  Important business and financial information about Catheter’s business and the related discussion and analysis of financial condition and results of operations of Catheter are described in “Catheter Precision Summary Business Description,” included as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on September 12, 2022, and “Catheter Precision Management’s Discussion and Analysis,” included as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on September 12, 2022, and in the Company’s Preliminary Proxy Statement filed on September 23, 2022, as amended on November 4, 2022.  This information should be read in conjunction with certain audited financial statements of Catheter for the two-year period ended December 31, 2021 (the “Catheter Precision Audited Financial Statements”), the unaudited financial statements of Catheter for the periods ended June 30, 2022 and June 30, 2021 (the “Catheter Precision Unaudited Financial Statements and together with the Catheter Precision Audited Financial Statements, the “Catheter Precision Financial Statements”), and the unaudited pro forma combined financial information of the combined company as of June 30, 2022 and for the year ended December 31, 2021 and the six months ended June 30, 2022 (the “Pro Forma Financial Information,” and collectively with the Catheter Financial Statements, the “Financial Information”), which were filed as Exhibit 99.4, Exhibit 99.5, and Exhibit 99.6 to the Company’s Current Report on Form 8-K filed on September 12, 2022, respectively. Risks and uncertainties related to the Merger, Catheter, and the projections and estimates described in the exhibits hereto that may cause actual results to differ materially from those expressed or implied in any forward-looking statement are described in “Risk Factors -- Risks Related to the Merger with Catheter Precision and – Risks Related to Our Evaluation of Strategic Alternatives for our Legacy Assets,” and “Risk Factors – Risks Related to the Business of Catheter Precision,” which were filed as Exhibit 99.7 and Exhibit 99.8 to the Company’s Current Report on Form 8-K filed on September 12, 2022, respectively and in the Company’s Preliminary Proxy Statement filed on September 23, 2022, as amended on November 4, 2022. These documents can be accessed on the Company’s Investor Relations page at https://ir.ramed.com/ by clicking on the link titled “SEC Filings.” The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty, and ongoing volatility in the stock markets and the U.S. economy in general. The extent to which the COVID-19 pandemic impacts the Company’s and Catheter’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

The forward-looking statements included in this communication are made only as of the date hereof. The Company and Catheter assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release of Ra Medical Systems, Inc. and Catheter Precision, Inc. on December 1, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA MEDICAL SYSTEMS, INC.

Date: December 1, 2022	By:	/s/ Jonathan Will McGuire
Jonathan Will McGuire
Chief Executive Officer
(Principal Executive Officer)

Exhibit 99.1

Catheter Precision’s VIVO™ System Used in More Than 800 Procedures in Leading U.S. and European Hospitals

MT. OLIVE, N.J. and CARLSBAD, Calif. (December 1, 2022) – Catheter Precision, Inc., a medical device and technology company focused on cardiac electrophysiology, announces that more than 800 procedures have been performed in a number of leading U.S. and European hospitals utilizing the VIVO System that enables physicians to noninvasively identify an area of ventricular arrhythmia onset. On September 12, 2022 privately held Catheter Precision announced a definitive merger agreement with Ra Medical Systems (NYSE American: RMED), which, if completed, will result in a combined publicly traded company focusing on the cardiac electrophysiology market.

“We are always looking to the next milestone in clinical usage of our VIVO System and reaching 800 procedures by the end of 2022 was a goal we set earlier this year,” said David Jenkins, Catheter Precision CEO. “We are gratified by physician adoption so far through our strategic limited launch and look forward to expanding usage in 2023 by growing our sales and clinical support teams to access additional hospitals in new and existing territories. By expanding our footprint, we are bringing a valuable tool to electrophysiologists to help them gain a better understanding of patient anatomy and potentially improve outcomes while providing beneficial healthcare to more patients.”

Catheter Precision’s lead product, VIVO™ (View Into Ventricular Onset), is a non-invasive 3D imaging system that enables physicians to identify the origin of arrhythmias pre-procedure, thereby streamlining workflow and reducing procedure time. VIVO has received marketing clearance from the U.S. FDA and has been awarded the CE mark. The company also intends to pursue a second generation of Amigo®, a previously FDA-cleared and CE mark robotic arm that can be used to remotely control catheters outside of the procedure room. Additionally, Catheter Precision is working toward a commercial launch of a vessel closure device, currently planned for the first half of 2023.

Under the terms of the definitive merger agreement with Ra Medical Systems, Catheter Precision will become a wholly owned subsidiary of Ra Medical Systems in a stock-for-stock reverse merger transaction. The merger is expected to close in the fourth quarter of 2022 or the first quarter of 2023, subject to satisfying certain closing conditions, including the receipt of required shareholder approval.

About Catheter Precision

Catheter Precision is an innovative U.S.-based medical device company bringing new solutions to market to improve the treatment of cardiac arrhythmias. It is focused on developing groundbreaking technology for electrophysiology procedures by collaborating with physicians and continuously advancing its products.

VIVO Indications for Use

VIVO is intended for acquisition, analysis, display and storage of cardiac electrophysiological data and maps for analysis by a physician.

VIVO is intended to be used as a pre-procedure planning tool for patients with structurally normal hearts undergoing ablation treatment for idiopathic ventricular arrhythmias.

Additional Information and Where to Find It

On September 12, 2022, Ra Medical announced entering into an Agreement and Plan of Merger (the “Merger Agreement”) with privately held Catheter Precision, Inc. (“Catheter”), a medical device and technology company focused in the field of cardiac electrophysiology. Under the terms of the Merger Agreement, Catheter will become a wholly owned subsidiary of Ra Medical in a stock-for-stock reverse merger transaction (the “Merger”). If completed, the Merger will result in a combined publicly traded company that will focus on the cardiac electrophysiology market, one of the most robust and growing areas of medical devices.

The Merger is currently expected to close before the end of 2022 or during the first quarter of 2023, subject to satisfying certain closing conditions, including the receipt of shareholder approval. The descriptions of the Merger, the proposals to be voted on in connection with the Merger at the Ra Medical Special Meeting of Stockholders, Catheter and the other transactions and matters contemplated thereby that are referenced herein do not purport to be complete and are qualified in their entirety by reference to the Company’s Reports filed with the Securities and Exchange Commission (“SEC”), including the Current Reports on Form 8-K filed on September 12, 2022 and September 2, 2022, the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022 and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available on the SEC website, as well as the Company’s preliminary proxy statement relating to the Merger with Catheter Precision that was filed with the SEC on September 23, 2022, as amended on November 4, 2022, as further described below.

This communication relates to the proposed Merger involving Catheter and the Company and may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed Merger between Catheter and the Company, on September 23, 2022, the Company filed a preliminary proxy statement with the SEC, as amended on November 4, 2022, and intends to file a definitive proxy statement (the “Definitive Proxy”) to call, give notice of and hold a meeting of its stockholders to vote to approve, among other matters, (a) the Merger, and (b) the issuance of the shares of the Ra Medical Common Stock to be issued pursuant to the terms of the Merger Agreement. This communication is not a substitute for the Definitive Proxy or any other documents that the Company may file with the SEC or send to the Company’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS MAY OBTAIN FREE COPIES OF THESE DOCUMENTS (WHEN THEY ARE AVAILABLE) AND OTHER RELATED DOCUMENTS FILED WITH THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV, AND ON RA MEDICAL’S INVESTOR RELATIONS WEB PAGE AT HTTPS://IR.RAMED.COM/.

Catheter Precision also intends to furnish an information statement and consent solicitation to its stockholders in connection with the proposed Merger as part of the PPM/Joint Information Statement (as defined below). The only matters that the Company is seeking approval for at the Special Meeting of Stockholders are the matters that are set forth in the Definitive Proxy.

The Definitive Proxy and PPM/Joint Information Statement will contain important information about Catheter Precision, the proposed Merger and related matters.  In addition, on September 12, 2022, the Company  filed a Current Report on Form 8-K that included certain audited financial statements of Catheter Precision for the two-year period ended December 31, 2021 (the “Catheter Audited Financial Statements”), the unaudited financial statements of Catheter Precision for the periods ended June 30, 2022 and June 30, 2021 (the “Catheter Precision Unaudited Financial Statements and together with the Catheter Precision Audited

Financial Statements, the “Catheter Precision Financial Statements”), and the unaudited pro forma combined financial information of the combined company as of June 30, 2022 and for the year ended December 31, 2021 and the six months ended June 30, 2022 (the “Pro Forma Financial Information,” and collectively with the Catheter Precision Financial Statements, the “Financial Information”).

Ra Medical intends to mail the Definitive Proxy to Ra Medical stockholders, and Catheter Precision intends to electronically disseminate the PPM/Joint Information Statement. INVESTORS AND SECURITYHOLDERS OF RA MEDICAL AND CATHETER PRECISION ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RA MEDICAL, CATHETER PRECISION AND THE PROPOSED MERGER. THIS COMMUNICATION IS NOT A SUBSTITUTE FOR THE PPM/JOINT INFORMATION STATEMENT, THE DEFINITIVE PROXY, THE CURRENT REPORTS ON FORM 8-K, INCLUDING THE CURRENT REPORT ON FORM 8-K FILED ON SEPTEMBER 12, 2022, THE COMPANY’S QUARTERLY REPORT FOR THE PERIOD ENDED SEPTEMBER 30, 2022, OR ANY OTHER DOCUMENTS THAT RA MEDICAL AND/OR CATHETER PRECISION MAY FILE WITH THE SEC OR SEND TO THEIR RESPECTIVE SECURITYHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITYHOLDERS MAY OBTAIN FREE COPIES OF RA MEDICAL’S DOCUMENTS FILED WITH THE SEC, ONCE AVAILABLE, ON THE RA MEDICAL WEBSITE OR ON THE SEC’S WEBSITE.

The unaudited pro forma combined financial information does not purport to represent the actual results of operations that the Company and Catheter Precision would have achieved had the companies been combined during the periods presented in the unaudited pro forma combined financial statements and is not intended to project the future results of operations that the combined company may achieve after the Merger. The unaudited pro forma combined financial information does not reflect any potential cost savings that may be realized as a result of the Merger and also does not reflect any restructuring or integration-related costs to achieve those potential cost savings.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The shares of Common Stock being issued in the Merger (the “Securities”) are being offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof. Catheter Precision and Ra Medical intend to distribute a Private Placement Memorandum/Joint Information Statement (the “PPM/Joint Information Statement”) to the stockholders of Catheter Precision, and Catheter Precision stockholders are encouraged to carefully read the PPM/Joint Information Statement, together with Ra Medical’s SEC filings, which will contain important information concerning the transaction.

The Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Participants in the Solicitation

Catheter, the Company, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 which was filed with the SEC on March 24, 2022, the Company’s definitive proxy statement for its annual meeting of stockholders filed on April 21, 2022, and in subsequent filings made by the Company with the SEC. OTHER INFORMATION REGARDING THE INTERESTS OF SUCH INDIVIDUALS, AS WELL AS INFORMATION REGARDING CATHETER’S DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE PROPOSED TRANSACTION, WILL BE SET FORTH IN THE DEFINITIVE PROXY AND OTHER RELEVANT MATERIALS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. YOU MAY OBTAIN FREE COPIES OF THESE DOCUMENTS AT THE SEC’S WEBSITE AT WWW.SEC.GOV, AND ON RA MEDICAL’S INVESTOR RELATIONS WEB PAGE AT HTTPS://IR.RAMED.COM/.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed Merger, future access to capital markets, and the plans and expectations of the combined company regarding Catheter’s products, including its plans, strategies, projected timelines and estimated markets, for and/or related to VIVO and the Amigo and vessel closure devices described above. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger and the ability of the Company to timely and successfully achieve the anticipated benefits of the Merger, including the ability of the combined company to access the capital markets at such times and in such amounts, and on such terms, as needed to meet the Net Cash requirements of the Merger Agreement, execute its future business strategies and maintain its listing on the NYSE American or other national stock exchange, potential application of SEC and/or exchange “shell company” rules, and the ability of the combined company to successfully pursue its product lines in the manner and in the timeframe described here. The Merger Agreement contains certain closing conditions, including a minimum prevailing stock price for Ra Medical and Net Cash amount at closing, which do not constitute representations or covenants of either party, and are subject to waiver by the parties.  If Ra Medical’s stock price drops below certain levels, the amount of merger consideration, if any, received by Catheter stockholders will be adversely impacted. The parties have reserved the right to waive conditions to the closing of the Merger, including the stock price condition, and revise the Merger Agreement. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, Exhibits 99.7 and 99.8 attached the Company’s Preliminary Proxy Statement filed on September 23, 2022, as amended on November 4, 2022, Current Report on Form 8-K filed on September 12, 2022, any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov, and in the Definitive Proxy, when filed.  Important business and financial information about Catheter’s business and the related discussion and analysis of financial condition and results of operations of Catheter are described in “Catheter Precision Summary Business Description,” included as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on September 12, 2022, and “Catheter Precision Management’s Discussion and Analysis,” included as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on September 12, 2022, and in the Company’s Preliminary Proxy Statement filed on September 23, 2022, as amended on November 4, 2022.  This information should be read in conjunction with certain audited financial statements of Catheter for the two-year period ended December 31, 2021 (the “Catheter Precision Audited Financial Statements”), the unaudited financial statements of Catheter for the periods ended June 30, 2022 and June 30, 2021 (the “Catheter Precision Unaudited Financial Statements and together with the Catheter Precision Audited Financial Statements, the “Catheter Precision Financial Statements”), and the unaudited pro forma combined financial information of the combined company as of June 30, 2022 and for the year ended December 31, 2021 and the six months ended June 30, 2022 (the “Pro Forma Financial Information,” and collectively with the Catheter Financial Statements, the “Financial Information”), which were filed as Exhibit 99.4, Exhibit 99.5, and Exhibit 99.6 to the Company’s Current Report on Form 8-K filed on September 12, 2022, respectively. Risks and uncertainties related to the Merger, Catheter, and the projections and estimates described above that may cause actual results to differ materially from those expressed or implied in any forward-looking statement are described in “Risk Factors -- Risks Related to the Merger with Catheter Precision and – Risks Related to Our Evaluation of Strategic Alternatives for our Legacy Assets,” and “Risk Factors – Risks Related to the Business of Catheter Precision,” which were filed as Exhibit 99.7 and Exhibit 99.8 to the Company’s Current Report on Form 8-K filed on September 12, 2022, respectively and in the Company’s Preliminary Proxy Statement filed on September 23, 2022, as amended on November 4, 2022. These documents can be accessed on the Company’s Investor Relations page at https://ir.ramed.com/ by clicking on the link titled “SEC Filings.” The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty, and ongoing volatility in the stock markets and the U.S. economy in general. The extent to which the COVID-19 pandemic impacts the Company’s and Catheter’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

The forward-looking statements included in this communication are made only as of the date hereof. The Company and Catheter assume no obligation and do not intend to update these forward-looking statements, except as required by law.

CONTACTS:

For Catheter Precision

Missiaen Huck

973-691-2000

mhuck@catheterprecision.com

For Ra Medical Systems

LHA Investor Relations

Jody Cain

310-691-7100
jcain@lhai.com

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